UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2025

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Service Agreement

On November 10, 2025, Treasure Global Inc (the “Company”) entered into a service agreement with Myviko Holding Sdn Bhd (the “Service Provider”), a Malaysian company (the “Service Agreement”), pursuant to which the Company engaged the Service Provider to provide certain services in relation to digital currency wallet and exchange platform as described in the Service Agreement (the “Services”) in accordance to the terms and conditioned set forth therein. The Service Agreement shall commence from November 10, 2025 and remain in force for a period of one (1) year unless otherwise frustrated, rescinded and/or terminated in accordance to Clause 13 of the Service Agreement provided that both parties shall be opened to commercial negotiations from time to time pertaining to the contents of the Service Agreement whereby should any such negotiation materialize.

In consideration of the performance of the Service Provider of its obligations, and the provision of the Services pursuant to this Agreement, the Company shall pay to the Service Provider a total sum of US$5,000,000.00 (the “Service Fee”) in the manner outlined in the Service Agreement.

Upon the date of the Service Agreement, the Company shall pay to the Service Provider the Services Fees in aggregate to US$3,500,000.00 in the following manner: (a) US$100,000.00 or such other lawful currency (as the case may be) as the parties may be mutually agreed and such Service Fees shall be payable to the Service Provider within seven (7) business days from the date of the Service Agreement by way of cash or wire transfer in immediately available funds to the bank designated in writing by the Service Provider; and (b) by way of issuance and allotment of the Company’s common stock having an equivalent value of US$3,400,000.00 with the cost basis of US$1.10 per share (the “TGL Shares”), within five (5) business days from the date of the Service Agreement and the TGL Shares shall be subjected to restriction of six (6) months from the date of issuance and allotment.

The Service Agreement contains customary representations, warranties, and agreements by the Company and the Service Provider, with other obligations of the parties and termination provisions.

The above summary of the Service Agreement is qualified in its entirety by reference to the full texts of the Service Agreement and, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated herein by reference.

The TGL Shares will be issued pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Service Agreement between Treasure Global Inc. and Myviko Holding Sdn Bhd dated November 10, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2025	TREASURE GLOBAL INC.

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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